EXECUTION COPY

ACQUISITION AGREEMENT

THIS ACQUISITION AGREEMENT (this “Agreement”) entered into on October 31, 2015 by and among Golden Global Corp, a Nevada Corporation, with an address at 2537 S. Gessner Rd., Suite 122, Houston, TX 77063 (“GLDG”), those unit holders of Corpaycar, LLC who are listed on Exhibit “B” (Article “Heading”), which is annexed to, and made a part of, this Agreement (the “COMBO Shareholders”), and Corpaycar, LLC, a Minnesota limited liability company, with an address at 8616 Xylon Ave N, Brooklyn Park, Minnesota 55445  (“COMBO”).

Construction of Terms. As used in this Agreement, the terms “herein,” “herewith,” “hereof” and “hereunder” are references to this Agreement, taken as a whole; the term “includes” or “including” shall mean “including, without limitation;” the word “or” is not exclusive; and references to a “Section,” “subsection,” “clause,” “Exhibit,” “Appendix,” “Schedule,” “Annex” or “Attachment” shall mean a Section, subsection, clause, Exhibit, Appendix, Schedule, Annex or Attachment of this Agreement, as the case may be, unless in any such case the context requires otherwise. Exhibits, Appendices, Schedules, Annexes or Attachments to any document shall be deemed incorporated by reference in such document. All references to or definitions of any agreement, instrument or other document (a) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (b) except as otherwise expressly provided, shall mean such agreement, instrument or document, or replacement or predecessor thereto, as modified, amended, supplemented and restated through the date as of which such reference is made. All references to a law, regulation or ordinance includes any amendment or modification thereof.

WITNESSETH

WHEREAS, GLDG desires to acquire all of the outstanding units of COMBO and COMBO desires to be acquired;

WHEREAS, at closing, GLDG shall issue one hundred thousand (100,000) shares of Series B Convertible Preferred stock of GLDG (the “Closing Issuance”) to the COMBO Shareholders on a pro rata basis as set forth on Exhibit “B” (Article “2A”), which is annexed to, and made a part of this Agreement, in exchange for all of their units of COMBO (the “COMBO Units”), after which exchange, GLDG shall own one hundred (100%) percent of COMBO’s issued and outstanding units, and COMBO shall thereby become a wholly-owned subsidiary of GLDG;

WHEREAS, the Boards of Directors of COMBO and GLDG deem it advisable and in their best interests of each corporation and their respective shareholders that GLDG acquire all of the units of COMBO from the COMBO Shareholders and have approved this Agreement and the other matters contemplated hereby;

WHEREAS, this Agreement and the other matters contemplated hereby have adopted, approved and authorized the execution and delivery of this Agreement by GLDG and the COMBO Shareholders as required pursuant to the requirements of the Nevada Revised Statutes (the “NRS”) and the Minnesota Statutes (the “Minnesota Statutes”) and the;

WHEREAS, Bradley Koehler and Michael J. Starkweather, COMBO’s current members of the Board of Directors and CEO and COO, respectively, shall remain their positions with COMBO and Michael J. Starkweather shall be appointed as COO of GLDG at Closing;

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WHEREAS, COMBO and GLDG intend that the acquisition of all of the units of COMBO by GLDG from the COMBO Shareholders will qualify as a tax-free reorganization pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended;

NOW, THEREFORE, in consideration of the mutual covenants of the parties hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confirmed,

IT IS AGREED:

1.

Recitals.  The parties hereby adopt as part of this Agreement each of the recitals which is set forth above in the WHEREAS clauses, and agree that such recitals shall be binding upon the parties hereto by way of contract and not merely by way of recital or inducement and such WHEREAS clauses are hereby confirmed and ratified as being accurate by each party as to itself, herself and himself.

2.

Closing Transactions.

A.

Promptly after the Closing Date, subject to, and consistent with, the provisions of this Agreement, GLDG shall issue one hundred thousand (100,000) shares of Series B Convertible Preferred stock of GLDG (the “Closing Issuance”) to the COMBO Shareholders on a pro rata basis as set forth on Exhibit “B” (Article “2A”), which is annexed to, and made a part of this Agreement, in exchange for all of their units of COMBO (the “COMBO Units”), after which exchange, GLDG shall own one hundred (100%) percent of COMBO’s issued and outstanding units, and COMBO shall thereby become a wholly-owned subsidiary of GLDG;.

B.

Subject to, and consistent with, the provisions of this Agreement, and in accordance with the relevant provisions of the Minnesota Statutes and NRS, COMBO shall become a wholly-owned subsidiary of GLDG through the share exchange set forth in Paragraph “A” of this Article “2” of this Agreement (the “Exchange”).  As soon as practicable on, or subsequent to, the Closing Date, COMBO and GLDG shall file a Certificate (or Article) of Exchange with each of the Secretaries of State of the States of Nevada and Delaware in which case the Exchange shall become effective (such time, the “Effective Time”). Upon the Effective Time, the effect of the Exchange shall be as provided in the applicable provisions of the Minnesota Statutes and the NRS.

C.

Effect of the Acquisition. At the Effective Time, the effect of the acquisition shall be as provided in this Agreement and the applicable provisions of Minnesota and Nevada Law. At the Effective Time, all the property, rights, privileges, powers and franchises of COMBO shall vest in GLDG.

D.

No Further Ownership Rights in COMBO shares. All COMBO shares issued upon the surrender for exchange of shares of GLDG Common Stock in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such COMBO shares, and there shall be no further registration of transfers on the records of the GLDG of COMBO shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Section 2.

3.

Closing Date.  The closing of this transaction (the “Closing”) shall take place via an electronic closing in which separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, shall first be delivered by a facsimile or electronic mail exchange of signature pages, with originals to follow by reputable overnight courier addressed to each party at GLDG’s

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offices having an address of 2537 S. Gessner Rd., Suite 122, Houston, TX 77063 at 12:00 PM Central Standard Time (“CST”) effective on Friday, October 30th, 2015 (the “Closing Date”).

4.

COMBO and the COMBO Shareholders’ Joint and Several Representations, Warranties and Covenants.  COMBO and the COMBO Shareholders jointly and severally represent, warrant and covenant to GLDG as follows:

A.

Corporate Status.

i.

COMBO is a limited liability company duly organized pursuant to the laws of the State of Minnesota, with all requisite power and authority to carry on its business as presently conducted in all jurisdictions where presently conducted, to enter into this Agreement and to consummate the transactions set forth in this Agreement; and

ii.

Copies of (a) the Certificate of Formation of COMBO, and all amendments thereto, certified by the Secretary of State of the State of Minnesota, (b) the By-Laws of COMBO, as amended, certified by the Secretary of COMBO, and (c) a good standing certificate for COMBO issued by the Secretary of State of the State of Minnesota as of a date not more than thirty (30) days prior to the date of this Agreement, are annexed to, and made a part of, this Agreement as Exhibits “D” (Article “4Aii”),  “E” (Article “4Aii”), and “F” (Article “4Aii”), respectively, and are complete and correct as of the date of this Agreement.

B.

Authority of COMBO and the COMBO Shareholders.  COMBO and the COMBO Shareholders have the full corporate power and authority to execute, deliver and perform this Agreement and has taken all corporate action required by law and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions set forth in this Agreement, and no other corporate action on its part is necessary to authorize and approve this Agreement or to consummate the transactions contemplated hereby.  This Agreement and the consummation by COMBO and the COMBO Shareholders of the transactions set forth in this Agreement have been duly and validly authorized, executed and delivered by the Board of Directors of COMBO, and (assuming the valid authorization, execution and delivery of this Agreement by GLDG) this Agreement is valid and binding upon COMBO and the COMBO Shareholders and enforceable against COMBO and the COMBO Shareholders in accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, bank moratorium or similar laws affecting creditors' rights generally and laws restricting the availability of equitable remedies, and may be subject to general principles of equity whether or not such enforceability is considered in a proceeding at law or in equity).  A certified resolution of the Board of Directors of COMBO and a unanimous consent of the COMBO Shareholders approving COMBO’s entry into this Agreement and consummation of the transactions set forth in this Agreement are annexed to, and made a part of, this Agreement as Exhibits “G” (Article “4B”) and “H” (Article “4B”).

C.

Capitalization and Ownership. An aggregate of One Thousand (1,000) units are issued and outstanding.  Except as set forth in this Agreement, there are no subscriptions, options, warrants, rights or other agreements outstanding to acquire from COMBO shares of stock of COMBO or any other equity security or security convertible into an equity security. Except as set forth in this Agreement, there are no agreements or commitments to increase, decrease or otherwise alter the authorized capital stock of COMBO.  Annexed hereto and made a part hereof as Exhibit “I” (Article “4C”), is a schedule of all COMBO Shareholders and their respective ownership of COMBO’s common stock.

D.

Compliance with the Law and Other Instruments.  Except as otherwise provided in this

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Agreement and in the Exhibits annexed to, and made a part of, this Agreement, the business and operations of COMBO have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of all authorities which affect COMBO or its properties, assets, businesses or prospects.

E.

Absence of Conflicts.  The execution and delivery of this Agreement, and the consummation by COMBO of the transactions set forth in this Agreement: (i) do not and shall not conflict with or result in a breach of any provision of COMBO’s Articles of Incorporation or By-Laws, (ii) do not and shall not result in any breach of, or constitute a default or cause an acceleration under any arrangement, agreement or other instrument to which COMBO is a party to or by which any of its assets are bound, (iii) do not and shall not cause COMBO to violate or contravene any provision of law or any governmental rule or regulation, and (iv) will not and shall not result in the imposition of any lien, or encumbrance upon, any property of COMBO.  COMBO has performed in all material respects all of its obligations which are, as of the date of this Agreement, required to be performed, pursuant to the terms of any such agreement, contract or commitment.

F.

 Financial Condition.  Except as set forth on the COMBO Disclosure Schedule, which is annexed to, and made a part of, this Agreement as Exhibit “J” (Article “4F”)(the “COMBO Disclosure Schedule”) (i) COMBO does not have any outstanding indebtedness or other liabilities or obligations of any nature (whether absolute, accrued, contingent or otherwise, and whether due or to become due), (ii) there has not been any material adverse change in COMBO’s financial condition, assets, liabilities or business, (iii) there has not been any damage, destruction or loss, whether or not covered by insurance, materially affecting COMBO’s properties, assets or business, (iv) COMBO has not incurred any indebtedness, liability or other obligation of any nature whatsoever except in the ordinary course of business, and (v) COMBO has not made any change in its accounting methods or practices.

G.

Environmental Compliance.  COMBO is in compliance with all applicable environmental laws.

H.

OSHA Compliance.  COMBO is in compliance with all applicable federal, state and local laws, rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder and other governmental requirements relating to occupational health and safety including, but not limited to, the Occupational Safety and Health Act of 1970, as amended, and the rules and regulations promulgated thereunder.

I.

Taxes.

COMBO has timely filed all required federal tax returns for income, franchise, social security, withholding, sales, excise, unemployment insurance, real estate and other taxes, and has paid or made adequate provisions for the payment of all such taxes shown to be due on said returns.

J.

Litigation.

There are no legal, administrative, arbitration or other proceedings or governmental investigations adversely affecting COMBO or its properties, assets or businesses, or with respect to any matter arising out of the conduct of COMBO’s business pending or to its knowledge threatened, by or against, any officer or director of COMBO in connection with its affairs, whether or not covered by insurance.  Except as set forth on the COMBO Disclosure Schedule, which is annexed to, and made a part of, this Agreement as Exhibit “J” (Article “4F”), neither COMBO nor its officers or directors are subject to any order, writ, injunction or decree of any court, department, agency or instrumentality affecting COMBO.  COMBO is not presently engaged in any legal action. There is no judgment, decree or order against COMBO or, to the best knowledge of COMBO, any of its directors or officers (in their capacities as such), that could prevent, enjoin, or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Material Adverse Effect on COMBO.

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K.

Contracts.  Except as set forth on the COMBO Disclosure Schedule, COMBO is not a party to any material contracts.

L.

Absence of Changes.  There has not been any material adverse change in, or any event or condition (financial or otherwise) affecting the business, properties, assets, liabilities, historical operations or prospects of COMBO, there are no liabilities or obligations of any nature, whether absolute, contingent or otherwise, whether due or to become due (including, without limitation, liabilities for taxes with respect to or measured by income of COMBO for any period prior to the date of this Agreement or arising out of any transaction of COMBO prior to such date).  There has not been any declaration, setting aside or payment of any dividend or other distribution with respect to COMBO’s securities, or any direct or indirect redemption, purchase or other acquisition of any of COMBO’s securities.  To COMBO’s knowledge, there has not been an assertion against COMBO of any liability of any nature or in any amount not fully reflected or reserved against in the COMBO Disclosure Schedule.

M.

No Approvals.  No approval of any governmental authority is required of COMBO in connection with the consummation of the transactions set forth in this Agreement.

N.

Broker.  COMBO has not had any dealing with respect to this transaction with any business broker, firm or salesman, or any person or corporation, investment banker or financial advisor who is or shall be entitled to any broker's or finder's fee or any other commission or similar fee with respect to the transactions set forth in this Agreement.  COMBO represents that it has not dealt with any such person, firm or corporation and agrees to indemnify and hold harmless GLDG from and against any and all claims for brokerage commissions by any person, firm or corporation on the basis of any act or statement alleged to have been made by COMBO or its affiliates or agents.

O.

Complete Disclosure.  No representation or warranty of COMBO which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, to COMBO’s knowledge contains or shall contain any untrue statement of a material fact, or omits or shall omit to state any fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not materially misleading.  There is no fact relating to the business, affairs, operations, conditions (financial or otherwise) or prospects of COMBO which would materially adversely affect same which has not been disclosed to GLDG in this Agreement.

P.

No Defense.  It shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty that GLDG knew or had reason to know that any covenant, representation or warranty of COMBO in this Agreement or furnished or to be furnished to GLDG contained untrue statements.

Q.

Securities Laws.  Neither COMBO nor, to COMBO’s knowledge, any director or executive officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of COMBO, there is not, pending or contemplated, any investigation by the Securities and Exchange Commission, the Financial Industry Regulatory Authority (FINRA), or other regulatory authority with respect to COMBO or, to COMBO’s knowledge, any current or former director or executive officer of COMBO.

R.

Financial Statements.  Except as set forth on the COMBO Disclosure Schedule, which is annexed to, and made a part of, this Agreement as Exhibit “J” (Article “4F”)(the “COMBO Disclosure Schedule”), includes a true, correct and complete copy of COMBO’s un-audited financial statements for each of the fiscal year ended December 31, 2013 and for the fiscal year ended December 31, 2014, (collectively, the

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“Financial Statements”).

S.

Title to Property. COMBO has good and marketable title to all of its respective properties, interests in properties and assets, real and personal, reflected in the COMBO Balance Sheet or acquired after the COMBO Balance Sheet Date (except properties, interests in properties and assets sold or otherwise disposed of since the COMBO Balance Sheet Date in the ordinary course of business), or with respect to leased properties and assets, valid leasehold interests in, free and clear of all mortgages, liens, pledges, charges or encumbrances of any kind or character, except (i) the lien of current taxes not yet due and payable, (ii) such imperfections of title, liens and easements as do not and will not materially detract from or interfere with the use of the properties subject thereto or affected thereby, or otherwise materially impair business operations involving such properties, and (iii) liens securing debt which is reflected on the COMBO Balance Sheet.

T.

Intellectual Property.

(a)   COMBO owns, or is licensed or otherwise possesses legally enforceable rights to use all patents, patent rights, trademarks, trademark rights, trade names, trade name rights, service marks, copyrights, and any applications for any of the foregoing, maskworks, net lists, schematics, industrial models, inventions, technology, know-how, trade secrets, inventory, ideas, algorithms, processes, computer software programs or applications (in both source code and object code form), and tangible or intangible proprietary information or material (“Intellectual Property”) that are used or proposed to be used in COMBO’s business as currently conducted or as proposed to be conducted by COMBO, except to the extent that the failure to have such rights have not had and could not reasonably be expected to have a Material Adverse Effect on COMBO.

(b)  There is no material unauthorized use, disclosure, infringement or misappropriation of any Intellectual Property rights of COMBO, any trade secret material to COMBO or any Intellectual Property right of any third party to the extent licensed by or through COMBO, by any third party, including any employee or former employee of COMBO. COMBO has not entered into any agreement to indemnify any other person against any charge of infringement of any Intellectual Property, other than indemnification provisions contained in purchase orders arising in the ordinary course of business.

(c)

COMBO is not or will not be as a result of the execution and delivery of this Agreement or the performance of its obligations under this Agreement, in breach of any license, sublicense or other agreement relating to the Intellectual Property or Third Party Intellectual Property Rights, the breach of which would have a Material Adverse Effect on COMBO.

 5.

GLDG Representations, Warranties and Covenants.  GLDG represents, warrants and covenants to COMBO and to each of the COMBO Shareholders as follows:

A.

Corporate Status.

i.

GLDG is a corporation duly organized and validly existing pursuant to the laws of the State of Nevada, with all requisite power and authority to carry on its business as presently conducted in all jurisdictions where presently conducted, to enter into this Agreement and to consummate the transactions set forth in this Agreement; and

ii.

copies of (a) the Articles of Incorporation of GLDG, and all amendments thereto, certified by the Secretary of State of the State of Nevada, (b) the By-Laws of GLDG, as amended, certified by the Secretary of GLDG, and (c) a good standing certificate for GLDG issued by the Secretary of State of the State of

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Nevada as of a date not more than thirty (30) days prior to the date of this Agreement, are annexed to, and made a part of, this Agreement as Exhibits “K” (Article “5Aii”), “L” (Article “5Aii”) and “M” (Article “5Aii”) respectively, and are complete and correct as of the date of this Agreement.

B.

Capitalization. As of the date hereof, GLDG’s authorized capital stock consists of: (i) Four Billion Five Hundred Million (4,500,000,000) shares are designated as “Common Stock” with a par value of $0.0001 per share of which approximately Four Hundred Thirty Eight Million  (438,000,000)  shares are issued and outstanding; (ii) Two Hundred and Fifty Million (250,000,000) shares are designated as “Preferred Stock” with a par value of $0.0001 per share of which One Thousand (1,000) shares of Series A Preferred Stock are issued and outstanding.  Except as set forth in this Agreement, there are no other subscriptions, options, warrants, rights or other agreements outstanding to acquire from GLDG shares of stock of GLDG or any other equity security or security convertible into an equity security. Except as set forth in this Agreement, there are no agreements or commitments to increase, decrease or otherwise alter the authorized capital stock of GLDG.  Except as set forth on the disclosure schedule (the “GLDG Disclosure Schedule”) which is annexed to, and made a part of, this Agreement as Exhibit “N” (Article “5B”), GLDG has not granted any registration rights with respect to any series of GLDG stock outstanding.

C.

Authority of GLDG.  GLDG has the full power and authority to execute, deliver and perform this Agreement and has taken all action required by law and its organizational documents to authorize the execution and delivery of this Agreement and the consummation of the transactions set forth in this Agreement, and no other corporate action on its part is necessary to authorize and approve this Agreement or to consummate the transactions contemplated hereby.  This Agreement and the consummation by GLDG of the transactions set forth in this Agreement have been duly and validly authorized, executed, and delivered by the Board of Directors of GLDG, and (assuming the valid authorization, execution and delivery of this Agreement by the COMBO Shareholders) this Agreement is valid and binding upon GLDG and enforceable against GLDG in Accordance with its terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, bank moratorium or similar laws affecting creditors' rights generally and laws restricting the availability of equitable remedies and may be subject to general principles of equity whether or not such enforceability is considered in a proceeding at law or in equity).  A resolution of the Board of Directors of GLDG approving GLDG’ entry into this Agreement and consummation of the transactions set forth in this Agreement are annexed to, and made a part of, this Agreement as Exhibits “O” (Article “5C”) and “P” (Article “5C”).

D.

Financial Condition.  Except as set forth on the GLDG Disclosure Schedule, which is annexed hereto and made a part hereof as Exhibit “N (Article “5B”)(“GLDG Disclosure Schedule”) (i) GLDG does not have any outstanding indebtedness or other liabilities or obligations of any nature (whether absolute, Accrued, contingent or otherwise, and whether due or to become due), (ii) there has not been any material adverse change in GLDG’ financial condition, assets, liabilities or business, (iii) there has not been any damage, destruction or loss, whether or not covered by insurance, materially affecting GLDG’ properties, assets or business, (iv) GLDG has not incurred any indebtedness, liability or other obligation of any nature whatsoever except in the ordinary course of business, and (v) GLDG has not made any change in its Accounting methods or practices.

E.

Compliance with the Law and Other Instruments.  The business and operations of GLDG have been and are being conducted in all material respects in Accordance with all applicable laws, rules and regulations of all authorities which affect GLDG or its properties, assets, businesses or prospects.

F.

Absence of Conflicts.  The execution and delivery of this Agreement and the issuance of the securities of GLDG, and the consummation by GLDG of the transactions set forth in this Agreement: (i) do not

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and shall not conflict with or result in a breach of any provision of GLDG’ Certificate of Incorporation or By-Laws, (ii) do not and shall not result in any breach of, or constitute a default or cause an acceleration under any arrangement, agreement or other instrument to which GLDG is a party to or by which any of its assets are bound, (iii) do not and shall not cause GLDG to violate or contravene any provision of law or any governmental rule or regulation, and (iv) will not and shall not result in the imposition of any lien, or encumbrance upon, any property of GLDG.  GLDG has performed in all material respects all of its obligations which are, as of the date of this Agreement, required to be performed, pursuant to the terms of any such agreement, contract or commitment.

G.

Environmental Compliance.  GLDG is in compliance with all applicable environmental laws.

H.

OSHA Compliance.  GLDG is in compliance with all applicable federal, state and local laws, rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder and other governmental requirements relating to occupational health and safety including, but not limited to, the Occupational Safety and Health Act of 1970, as amended, and the rules and regulations promulgated thereunder.

I.

Taxes.

GLDG has timely filed all required federal, state, city and local tax returns for income, franchise, social security, withholding, sales, excise, unemployment insurance, real estate and other taxes, and has paid or made adequate provisions for the payment of all such taxes shown to be due on said returns.

J.

Litigation.

There are no legal, administrative, arbitration, or other proceedings or governmental investigations adversely affecting GLDG or its properties, assets or businesses, or with respect to any matter arising out of the conduct of GLDG’ business pending, or to its knowledge threatened, by or against, any officer or director of GLDG in connection with its affairs, whether or not covered by insurance.  Except as set forth on the GLDG Disclosure Schedule, neither GLDG nor its officers or directors are subject to any order, writ, injunction, or decree of any court, department, agency, or instrumentality, affecting GLDG.  GLDG is not presently engaged in any legal action.

K.

Contracts.  Except as set forth on the GLDG Disclosure Schedule, GLDG is not a party to any material contracts.

L.

Absence of Changes.  There has not been any material adverse change in, or any event or condition (financial or otherwise) affecting the business, properties, assets, liabilities, historical operations or prospects of GLDG, there are no liabilities or obligations of any nature, whether absolute, contingent or otherwise, whether due or to become due (including, without limitation, liabilities for taxes with respect to or measured by income of GLDG for any period prior to the date of this Agreement or arising out of any transaction of GLDG prior to such date).  There has not been any declaration, setting aside or payment of any dividend or other distribution with respect to GLDG’ securities, or any direct or indirect redemption, purchase or other acquisition of any of GLDG’ securities.  To GLDG’ knowledge, there has not been an assertion against GLDG of any liability of any nature or in any amount not fully reflected or reserved against in the GLDG Disclosure Schedule.

M.

No Approvals.  No approval of any governmental authority is required of GLDG in connection with the consummation of the transactions set forth in this Agreement.

N.

Broker.  GLDG has not had any dealing with respect to this transaction with any business broker, firm or salesman, or any person or corporation, investment banker or financial advisor who is or shall be entitled to any broker's or finder's fee or any other commission or similar fee with respect to the transactions set forth in this Agreement.  GLDG represents that it has not dealt with any such person, firm or corporation and

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agrees to indemnify and hold harmless each of the COMBO Shareholders from and against any and all claims for brokerage commissions by any person, firm or corporation including on the basis of any act or statement alleged to have been made by GLDG or its affiliates or agents.

             P.  Securities Laws.  Neither GLDG nor, to GLDG’ knowledge, any director or executive officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to the knowledge of GLDG, there is not, pending or contemplated, any investigation by the Securities and Exchange Commission, the Financial Industry Regulatory Authority (FINRA), or other regulatory authority with respect to GLDG or, to GLDG’ knowledge, any current or former director or executive officer of GLDG.

Q. Complete Disclosure.  No representation or warranty of GLDG which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, to GLDG’ knowledge contains or shall contain any untrue statement of a material fact, or omits or shall omit to state any fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not materially misleading.  There is no fact relating to the business, affairs, operations, conditions (financial or otherwise) or prospects of GLDG which would materially adversely affect same which has not been disclosed to the COMBO Shareholders in this Agreement.

R. No Defense.  It shall not be a defense to a suit for damages for any misrepresentation or breach of covenant or warranty that any of the COMBO Shareholders knew or had reason to know that any covenant, representation or warranty of GLDG in this Agreement or furnished or to be furnished to such COMBO Shareholder contained untrue statements.

6.

COMBO Shareholders’ Representations, Warranties and Covenants.

Each of the COMBO Shareholders, each as to himself or itself, hereby represents and warrants to each of the other parties to this Agreement that the statements contained in this Article “6” of this Agreement are true and correct:

A. Ownership.  He, she or it is the record, beneficial and equitable owner of such number of shares of COMBO Common Stock as is set forth opposite his or its name on Exhibit “I”.  He, she or it holds said shares free and clear of all liens, claims or encumbrances, and has the full right and authority to exchange or transfer said shares pursuant to the terms of this Agreement.

B. Absence of Conflicts.  His, she or its execution and delivery of this Agreement, the transfer of his or its shares of COMBO Common Stock and the consummation by him or it of the transactions set forth in this Agreement do not and shall not cause him or it to violate or contravene any provision of law or any governmental rule or regulation.

C. No Approvals.  No approval of any governmental authority is required of him, her or it in connection with the consummation of the transactions set forth in this Agreement.

D. Complete Disclosure.  No representation or warranty of him, her or it which is contained in this Agreement, or in a writing furnished or to be furnished pursuant to this Agreement, to his or its knowledge contains or shall contain any untrue statement of a material fact, omits or shall omit to state any fact which is required to make the statements which are contained herein or therein, in light of the circumstances under which they were made, not materially misleading.

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E. No Defense.  It shall not be a defense to a suit for damages by another party to this Agreement against him, her or it for any misrepresentation or breach of covenant or warranty that the other party which is suing him or it knew or had reason to know that any covenant, representation or warranty of him, her or it in this Agreement contained untrue statements.

F. Broker.  He, she or it has not had any dealing with respect to this transaction with any business broker, firm or salesman, or any person or corporation, investment banker or financial advisor who is or shall be entitled to any broker's or finder's fee or any other commission or similar fee with respect to the transactions set forth in this Agreement.  Each of the COMBO Shareholders represents that he or it has not dealt with any such person, firm or corporation and agrees to indemnify and hold harmless GLDG from and against any and all claims for brokerage commissions by any person, firm or corporation on the basis of any act or statement alleged to have been made by him or it or his or its affiliates or agents.

G. COMBO Shareholders Representations in Connection with the GLDG Stock.  Each COMBO Shareholder represents, acknowledges and warrants the following to GLDG and the GLDG Shareholders in connection with his, her or its receipt of the GLDG Stock:

i.

Each COMBO Shareholder recognizes that the GLDG Stock has not been registered under the Securities Act of 1933, as amended (“Act”), nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the GLDG Stock is registered under the Act or unless an exemption from registration is available.  Each COMBO Shareholder may not sell the GLDG Stock without registering them under the Act and any applicable state securities laws unless exemptions from such registration requirements are available with respect to any such sale;

ii.

Each COMBO Shareholder is acquiring the GLDG Stock for his, her or its own account for long-term investment and not with a view toward resale, fractionalization or division, or distribution thereof, and he, she or it does not presently have any reason to anticipate any change in his, her or its circumstances, financial or otherwise, or particular occasion or event which would necessitate or require the sale or distribution of the GLDG Stock.  No one other than such COMBO Shareholder will have any beneficial interest in said securities;

iii.

Each COMBO Shareholder acknowledges that he, she or it is an “accredited Investor” as defined in Rule 144 of the Securities Act of 1933, as amended; and/or such COMBO Shareholder is aware of GLDG’ business operations and financial condition and has reviewed information regarding GLDG similar to what would be included in an initial Registration Statement filing with the Securities and Exchange Commission, including GLDG’ financial statements;

iv.

Each COMBO Shareholder has such knowledge and experience in financial and business matters that such COMBO Shareholder is capable of evaluating the merits and risks of an investment in the GLDG Stock and of making an informed investment decision, and does not require a Purchaser Representative in evaluating the merits and risks of an investment in the GLDG Stock;

v.

Each COMBO Shareholder recognizes that an investment in GLDG is a speculative venture and that the total amount of GLDG Stock is placed at the risk of the business and may be completely lost.  The purchase of GLDG Stock as an investment involves special risks;

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vi.

Each COMBO Shareholder realizes that the GLDG Stock shares cannot readily be sold as they will be restricted securities and therefore the GLDG Stock must not be purchased unless such COMBO Shareholder has liquid assets sufficient to assure that such receipt of GLDG Stock will cause no undue financial difficulties and such COMBO Shareholder can provide for his, her or its current needs and possible personal contingencies;

vii.

Each COMBO Shareholder confirms and represents that he, she or it is able (i) to bear the economic risk of his, her or its investment, (ii) to hold the GLDG Stock for an indefinite period of time, and (iii) to afford a complete loss of his, her or its investment.  Each COMBO Shareholder also represents that he, she or it has (i) adequate means of providing for his, her or its current needs and possible personal contingencies, and (ii) has no need for liquidity in this particular investment;

viii.

Each COMBO Shareholder has had an opportunity to inspect relevant documents relating to the organization and operations of GLDG.  Each COMBO Shareholder acknowledges that all documents, records and books pertaining to this investment which such COMBO Shareholder has requested have been made available for inspection by such COMBO Shareholder and such COMBO Shareholder’s attorney, accountant or other adviser(s);

ix.

Each COMBO Shareholder has carefully considered and has, to the extent he, she or it believes such discussion necessary, discussed with his, her or its professional, legal, tax and financial advisors, the suitability of an investment in the GLDG Stock for his, her or its particular tax and financial situation and that such COMBO Shareholder and his, her or its advisers, if such advisors were deemed necessary, has determined that the GLDG Stock are a suitable investment for he, she or it;

x.

Each COMBO Shareholder understands that the GLDG Stock is being offered to he, she or it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that GLDG is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such COMBO Shareholder set forth herein in order to determine the applicability of such exemptions and the suitability of such COMBO Shareholder to acquire the GLDG Stock. All information which such COMBO Shareholder has provided to GLDG concerning the undersigned's financial position and knowledge of financial and business matters is correct and complete as of the date hereof, and if there should be any material change in such information prior to acceptance of this Agreement by GLDG, such COMBO Shareholder will immediately provide GLDG with such information; and

xi.

Each COMBO Shareholder understands and agrees that a legend has been or will be placed on any certificate(s) or other document(s) evidencing the GLDG Stock in substantially the following form:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES ACT.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS."

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7.

Mutual Covenants of All of the Parties Hereto.

A.

Best Efforts.  Each of the parties hereto shall use its best efforts to perform or satisfy each covenant or condition to be performed or satisfied by each of them before and after the Closing Date.

B.

Notice of Developments and Updates.  Each of the parties hereto shall give prompt written notice pursuant to Paragraph “C” of Article “19” of this Agreement to the other parties hereto of any act, event or occurrence which may cause or constitute a breach of any of its own representations and warranties in Articles “4”, “5” or “6” of this Agreement, as the case may be.

C.

No Public Announcement.  None of the parties hereto shall, without the prior written approval of all of the COMBO Shareholders and GLDG, make any press release or other public announcement or communicate with any customer, competitor, or supplier of, or others having business dealings with, either of COMBO or GLDG concerning the transactions contemplated by this Agreement, except as and to the extent that such party shall determine such disclosure is required by law (which determination shall be made by such party based upon the advice of its counsel), in which event the other parties hereto shall be advised and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued.

D.

Exclusivity.   Between the date of this Agreement and the Closing Date, neither COMBO nor GLDG shall, without the prior written approval of (i) in the case of GLDG, all of the COMBO Shareholders or (ii) in the case of COMBO, GLDG, (i) enter into, or (ii) solicit, initiate or encourage any inquiries or proposals that constitute, or could reasonably be expected to lead to, a proposal or offer for, a merger, consolidation, business combination, sale of substantial assets, sale of shares of capital stock (including, but not limited to, by way of a tender offer) or similar transaction involving such party, other than the transactions contemplated by this Agreement.

8.

Conduct of GLDG’ Business Prior to the Closing Date.  Between the date of this Agreement and the Closing Date, GLDG shall carry on its business in the ordinary course and in the same manner as heretofore conducted and shall preserve intact the existing business organization of GLDG, and use its best efforts to preserve GLDG’ relationships, if any, with customers, suppliers and others having business dealings with GLDG, to the end that its goodwill and ongoing business shall not be materially impaired on the Closing Date.  Without the prior written consent of all of the COMBO Shareholders, GLDG shall not:

A. make any change in its Certificate of Incorporation or By-Laws, except pursuant to the terms and conditions of this Agreement;

B. authorize or issue any capital stock or any rights, warrants, options or convertible securities to acquire such stock, except pursuant to the terms and conditions of this Agreement;

C. take any action or omit to do any act which would cause the representations or warranties of GLDG contained herein to be untrue or incorrect in any material respect;

D. declare or make any payment or distribution to its shareholders (other than payment of compensation for services rendered, if applicable) or purchase or redeem any shares of capital stock, except pursuant to the terms and conditions of this Agreement;

E.

commit any act or omit to do any act which would cause a  material breach of any agreement, contract or commitment which is listed in an Exhibit annexed to this Agreement;

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F.

wind down or transfer its business; or

G.

engage in any business activities whatsoever.

9.

Conduct of COMBO Business Prior to the Closing Date.  Between the date of this Agreement and the Closing Date, COMBO shall carry on its business in the ordinary course and in the same manner as heretofore conducted and shall preserve intact the existing business organization of COMBO, and use its best efforts to (i) keep available to COMBO the services of COMBO’s present officers and employees, (ii) preserve COMBO’s relationships, if any, with customers, suppliers and others having business dealings with COMBO, to the end that its goodwill and ongoing business shall not be materially impaired on the Closing Date.  Without the prior written consent of GLDG, COMBO shall not:

A. make any change in the Articles of Incorporation or By-Laws of COMBO;

B. conduct the business of COMBO in any manner other than in the ordinary course;

C. authorize or issue any capital stock or any rights, warrants, options or convertible securities to acquire such stock;

D. declare or make any payment or distribution to its shareholders (other than payment of compensation for services rendered, if applicable) or purchase or redeem any shares of capital stock, except pursuant to the terms and conditions of this Agreement;

E. take any action or omit to do any act which would cause the representations or warranties of COMBO contained herein to be untrue or incorrect in any material respect;

F. commit any act or omit to do any act which would cause a material breach of any agreement, contract or commitment which is listed in an Exhibit annexed to this Agreement; or

G. commit any other act or omit to do any other act which would have a material adverse effect upon the business, financial condition or earnings of COMBO.

10.

Nondisclosure of Confidential Information/Non-Circumvent.

A. As used in this Agreement, “Confidential Information” shall mean oral or written information which is directly or indirectly presented to a party, its past, present or future subsidiaries, parents, officers, consultants, directors, shareholders, affiliates, attorneys, employees, agents and its and their respective Immediate Families (as defined below; all of the foregoing are hereinafter collectively referred to as “Agents”) by another party or its Agents, including, but not limited to, information which is developed, conceived or created by the party, or disclosed to the other party or its Agents or known by or conceived or created by the other party or its Agents during, or after the termination of, this Agreement if disclosed to the other party or its Agents or known by or conceived or created by the other party or its Agents as a result of this Agreement, with respect to the party, its business or any of said party’s products, processes, and other services relating thereto relating to the past or present business or any plans with respect to future business of the party, or relating to the past or present business of a third party or plans with respect to future business of a third party which are disclosed to the party.  Confidential Information includes, but is not limited to, all documentation, hardware and software relating thereto, and information and data in written, graphic and/or machine readable form, products, processes and services,

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whether or not patentable, trademarkable or copyrightable or otherwise protectable, including, but not limited to, information with respect to discoveries; know-how; ideas; computer programs, source codes and object codes; designs; algorithms; processes and structures; product information; marketing information; price lists; cost information; product contents and formulae; manufacturing and production techniques and methods; research and development information; lists of customers and vendors and other information relating thereto; financial data and information; business plans and processes; documentation with respect to any of the foregoing; and any other information of the party that the party informs the other party or its Agents or the other party or its Agents should know, by virtue of said party’s position or the circumstances in which said party learned such other information, is to be kept confidential including, but not limited to, any information acquired by the other party or its Agents from any sources prior to the commencement of this Agreement.  Confidential Information also includes similar information obtained by the party in confidence from its vendors, licensors, licensees, customers and/or clients.  Confidential Information may or may not be labeled as confidential.

For purposes of this Agreement, “Immediate Family” shall include the following: (A) any spouse, parent, spouse of a parent, mother-in-law, father-in-law, brother-in-law, sister-in-law, child, spouse of a child, adopted child, spouse of an adopted child, sibling, spouse of a sibling, grandparent, spouse of a grandparent, and any issue or spouse of any of the foregoing, and (B) such child or issue of such child which is born and/or adopted during or after the term of this Agreement and the issue (whether by blood or adoption) of such person; provided, however, that it shall not include any person who was legally adopted after attaining the age of eighteen (18) by any of the persons specified in this Paragraph “A” of this Article “10” of this Agreement or any spouse or issue (whether by blood or adoption) of any such person.  A parent of a specified person shall include an affiliate.

B. Except as required in the performance of a party’s or its Agents’ obligations pursuant to this Agreement, neither said party nor its Agents shall, during, or after the termination of this Agreement, directly or indirectly use any Confidential Information or disseminate or disclose any Confidential Information to any person, firm, corporation, association or other entity.  Said party or its Agents shall take all reasonable measures to protect Confidential Information from any accidental, unauthorized or premature use, disclosure or destruction.  The foregoing prohibition shall not apply to any Confidential Information which: (i) was generally available to the public prior to such disclosure; (ii) becomes publicly available through no act or omission of said party or its Agents (iii) is disclosed as reasonably required in a proceeding to enforce said party’s rights under this Agreement or (iv) is disclosed as required by court order or applicable law; provided, however, that if said party and/or its Agents are legally requested or required by court order or applicable law, including, but not limited to, by oral question, interrogatories, request for information or documents, subpoenas, civil investigative demand or similar process to disclose any Confidential Information, said party and/or its Agents, as the case may be, shall promptly notify the party of such request or requirement so that the party may seek an appropriate protective order; provided further, however; that if such protective order is not obtained, said party and/or its Agents, as the case may be, agree to furnish only that portion of the Confidential Information which they are advised by their respective counsel is legally required.

C. Upon termination of this Agreement for any reason or at any time upon request of a party, the other party and its Agents agree to deliver to the requesting party all materials of any nature which are in the other party’s or its Agents’ possession or control and which are or contain Confidential Information, or which are otherwise the property of the requesting party or any vendor, licensor, licensee, customer or client of the party, including, but not limited to writings, designs, documents, records, data, memoranda, tapes and disks containing software, computer source code listings, routines, file layouts, record layouts, COMBO design information, models, manuals, documentation and notes.  The other party and its Agents shall destroy all written documentation prepared by them for internal purposes based in whole or in part on any Confidential Information and such destruction shall be confirmed to the requesting party in writing by the other party and/or its Agents.

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D. Upon the consummation of the transaction set forth in this Agreement, all of the Confidential Information shall be deemed to be the property of GLDG.

11.

Survival of Representations, Warranties and Covenants.  All covenants, agreements, representations and warranties made in or in connection with this Agreement shall survive the Closing Date hereof, and shall continue in full force and effect, it being understood and agreed that each of such covenants, agreements, representations and warranties is of the essence of this Agreement and the same shall be binding upon and shall inure to the benefit of the parties hereto, and their successors and assigns.

12.

Conditions of Closing.

A. Conditions to the COMBO Shareholders’ Obligation to Close.  The obligation of the COMBO Shareholders to close the transactions set forth in this Agreement shall be subject to the following conditions:

i.

Representations and Warranties of GLDG to be True.  To GLDG’s knowledge, the representations and warranties of GLDG set forth in this Agreement shall be true in all material respects on the Closing Date with the same effect as though made at such time, except to the extent waived or affected by the transactions set forth in this Agreement; and GLDG shall have delivered to the COMBO Shareholders a certificate of GLDG (the “GLDG Certificate”) in the form annexed to, and made a part of, this Agreement as Exhibit “R” (Article “12Ai”), signed by the President of GLDG dated the Closing Date to such effect;

ii.

Performance of Obligations of GLDG.  GLDG shall have performed all obligations and complied with all covenants set forth in this Agreement to be performed or complied with in all material respects by it prior to the Closing Date, and GLDG shall have delivered to the COMBO Shareholders the GLDG Certificate signed by the President of GLDG and dated the Closing Date to such effect;

iii.

No Adverse Change.  There shall not have occurred any material adverse change since the date of this Agreement and through the date of the Closing Date in the business, properties, results of operations or business or financial condition of GLDG, and GLDG shall have delivered to the COMBO Shareholders the GLDG Certificate signed by the President of GLDG and dated the Closing Date to such effect;

iv.

Statutory Requirements.  Any statutory requirement for the valid consummation by GLDG of the transactions set forth in this Agreement shall have been fulfilled; any authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained, in order to permit consummation by GLDG of the transactions set forth in this Agreement and to permit the business presently carried on by GLDG to continue unimpaired following the Closing Date, shall have been obtained, and GLDG shall have delivered to the COMBO Shareholders the GLDG Certificate signed by the President of GLDG and dated the Closing Date to such effect;

v.

No Governmental Proceedings.  No action or proceeding shall have been instituted before a court or other governmental body by any governmental agency or public authority to restrain or prohibit the transactions set forth in this Agreement, and GLDG shall have delivered to the COMBO Shareholders the GLDG Certificate signed by the President of GLDG and dated the Closing Date to such effect;

vi.

Consents Under Agreements.  GLDG shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions set forth in this

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Agreement, and GLDG shall have delivered to the COMBO Shareholders the GLDG Certificate signed by the President of GLDG and dated the Closing Date to such effect;

vii.

Good Standing Certificate.  On the Closing Date, GLDG shall provide the COMBO Shareholders with a good standing certificate for GLDG issued by the Secretary of State of the State of Delaware, which certificate is complete and correct as of a date within thirty (30) days prior to the Closing Date;

; and

viii.

No Liabilities.  GLDG shall have no liabilities, contractual or other obligations, or business activities, all of which shall have been satisfied, resolved or transferred  except those which have been set forth on the GLDG Disclosure Schedule prior to the Closing without any recourse or liability to GLDG.

B. Conditions to GLDG’ Obligation to Close.  The obligation of GLDG to close the transactions set forth in this Agreement shall be subject to the following conditions:

i. Representations and Warranties of COMBO and the COMBO Shareholders to be True.  To COMBO and the COMBO Shareholders’ knowledge, the representations and warranties of COMBO and the COMBO Shareholders set forth in this Agreement shall be true in all material respects on the Closing Date with the same effect as though made at such time, except to the extent waived or affected by the transactions set forth in this Agreement; and the COMBO Shareholders shall have delivered to GLDG a certificate of COMBO (the “COMBO Certificate”) in the form annexed hereto and made a part hereof as Exhibit “S” (Article “12Bi”), signed by the President of COMBO and all of the COMBO Shareholders and dated the Closing Date to such effect;

ii. Performance of Obligations of COMBO and the COMBO Shareholders.  COMBO and each of the COMBO Shareholders shall have performed all obligations and complied with all covenants set forth in this Agreement to be performed or complied with in all material respects by him or it prior to the Closing Date, and the COMBO Shareholders shall have delivered to GLDG the COMBO Certificate signed by the President of COMBO and all of the COMBO Shareholders and dated the Closing Date to such effect;

iii.

No Adverse Change.  There shall not have occurred any material adverse change through the date of the Closing Date in the business, properties, results of operations or business or financial condition of COMBO, and COMBO shall have delivered to GLDG the COMBO Certificate signed by the President of COMBO and all of the COMBO Shareholders and dated the Closing Date to such effect;

iv. Statutory Requirements.  Any statutory requirement for the valid consummation by COMBO and the COMBO Shareholders of the transactions set forth in this Agreement shall have been fulfilled; any authorizations, consents and approvals of all federal, state and local governmental agencies and authorities required to be obtained, in order to permit consummation by COMBO and the COMBO Shareholders of the transactions set forth in this Agreement and to permit the business presently carried on by COMBO to continue unimpaired following the Closing Date, shall have been obtained, and the COMBO Shareholders shall have delivered to GLDG the COMBO Certificate signed by the President of COMBO and all of the COMBO Shareholders and dated the Closing Date to such effect;

v. No Governmental Proceedings.  No action or proceeding shall have been instituted before a court or other governmental body by any governmental agency or public authority to restrain or prohibit the transactions set forth in this Agreement, and the COMBO Shareholders shall have delivered to GLDG the

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COMBO Certificate signed by the President of COMBO and all of the COMBO Shareholders and dated the Closing Date to such effect;

vi. Consents Under Agreements.  The COMBO Shareholders shall have obtained the consent or approval of each person whose consent or approval shall be required in connection with the transactions set forth in this Agreement, and the COMBO Shareholders shall have delivered to GLDG the COMBO Certificate signed by the President of COMBO and all of the COMBO Shareholders and dated the Closing Date to such effect; and

vii. Shareholder Approval.  The COMBO Shareholders shall have approved this Agreement and its related transactions pursuant to the applicable provisions of the Nevada Revised Statutes, and the COMBO Shareholders shall have delivered to GLDG a consent of the COMBO Shareholders in the form annexed to, and made a part of, this Agreement as Exhibit “H” (Article “6B”).

viii. Good Standing Certificate.  On the Closing Date, the COMBO Shareholders shall provide GLDG with a status certificate for COMBO issued by the Secretary of State of the State of Minnesota, which certificate is complete and correct as of a date within thirty (30) days prior to the Closing Date;

x. Shareholder Designation. The COMBO Shareholders irrevocably constitute and appoint Brad Koehler with full power of substitution and re-substitution, as its and their true and lawful agent, attorney-in-fact and representative, with full power to act for and on behalf of the Shareholders, and each of them, for all purposes pursuant to this Agreement and in connection with the transactions therein as set forth in the form annexed to, and made a part of, this Agreement as Exhibit “W”.

xi. Delivery of Books and Records and Bank Accounts.  At the Closing, COMBO shall deliver to GLDG copies of the corporate minute books, books of account, contracts, records, and all other books or documents including the bank accounts of COMBO in the possession of COMBO or its representatives.

13.

Documents, Certificates, etc. to be Delivered at Closing.

A. At the Closing, GLDG shall deliver the following items to the COMBO Shareholders:

i. the GLDG Certificate (as defined in Subparagraph “i” of Paragraph “A” of Article “12” of this Agreement), signed by the President of GLDG, in the form annexed to, and made a part of, this Agreement as Exhibit “R” (Article “12Ai”);

ii. stock certificates evidencing the Closing Issuance, as defined in the second  “WHEREAS” clause of this Agreement;

iii. a good standing certificate of GLDG, dated within thirty (30) days prior to the Closing Date;

iv. a consent of the Board of Directors and GLDG Shareholders of GLDG, in the form annexed to, and made a part of, this Agreement as Exhibit “P” (Article “5C”).

B. At the Closing, the COMBO Shareholders shall deliver the following items to GLDG:

i. the COMBO Certificate, as defined in Subparagraph “i” of Paragraph “B” of Article “12”

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of this Agreement, signed by the President of COMBO, in the form annexed to, and made a part of, this Agreement as Exhibit “S” (Article “12Bi”);

ii. each COMBO Shareholder shall deliver a stock certificate evidencing such COMBO Shareholder’s shares of COMBO’s common stock, along with a blank stock power and medallion guarantied signature, which in aggregate shall total all of the issued and outstanding shares of COMBO Common Stock; and

iii. a consent of the Board of Directors of COMBO and the COMBO Shareholders of COMBO, in the form annexed to, and made a part of, this Agreement as Exhibit “H” (Article “4B”).

iv.

a good standing certificate of COMBO, dated within thirty (30) days prior to the Closing Date.

14.

Spin-Out Rights.  No less than one year after Closing, but prior to any conversion of Series B Preferred Stock by the COMBO Shareholders, COMBO Shareholders may give a ninety (90) day written notice to GLDG demanding that the units of COMBO be converted to shares of stock of a corporation, and that those shares be spun out pro rata to shareholders of GLDG.  Notice may not be given if any shares of Series B Preferred Stock have been converted. Prior to the spin-out, COMBO Shareholders shall tender their shares of Series B Preferred Stock to GLDG, and GLDG shall issue to the COMBO shareholders preferred stock of COMBO providing for super majority voting rights of COMBO.  GLDG shall be entitled to maintain ten percent (10%) of the common stock of COMBO after the spin-out.

15.

Equitable Relief. The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof, and, accordingly, that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof.  Resort to such equitable relief, however, shall not be construed to be a waiver of any other rights or remedies which any of the COMBO Shareholders may have for damages or otherwise.

16.

Method of Termination.  This Agreement may be terminated prior to the Closing Date, by any of the following methods:

(a) by mutual written consent of GLDG and all of the COMBO Shareholders, authorized by the Boards of Directors of each of GLDG and COMBO;

(b) by written notice from (i) GLDG to all of the COMBO Shareholders, or (ii) all of the COMBO Shareholders to GLDG, if within ten (10) business days after receipt of such written notice that the Closing Date has passed, that the Closing has not occurred; provided, however, that if the Closing shall not have occurred on, or prior to, the Closing Date as a result of any action taken, or failure to act, by any governmental or regulatory authority including, but not limited to, the withholding of, or a delay in, any approval in connection with any aspect of the transactions contemplated hereby, then the Closing Date shall automatically be extended until a date which is a reasonable time subsequent to the date upon which such governmental or regulatory action is resolved which will allow the parties to complete the procedures required to consummate the transactions contemplated hereby; provided, further, however, that the right to terminate this Agreement pursuant to this Paragraph “B” of this Article “15” of this Agreement shall not be available to any party whose failure to fulfill any obligation pursuant to this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such date;

(c) by GLDG if there is a material breach of any representation or warranty set forth in Article

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“4” of this Agreement or by any COMBO Shareholder in Article “6” of this Agreement or any covenant or agreement to be complied with or performed by COMBO or any of the COMBO Shareholders pursuant to the terms of this Agreement, including, but not limited to, the covenants set forth in Article “7” of this Agreement, or the failure of a condition set forth in Paragraph “B” of Article “12” of this Agreement to be satisfied (and such condition is not waived in writing by GLDG) on or prior to the Closing Date, or the occurrence of any event which results in the failure of a condition set forth in Paragraph “B” of Article “12” of this Agreement to be satisfied on or prior to the Closing Date; provided however, that, GLDG may not terminate this Agreement prior to the Closing Date if COMBO or any of the COMBO Shareholders, as the case may be, has not had an adequate opportunity to cure such failure, pursuant to Article “17” of this Agreement; or

(d) by the mutual written consent of all of the COMBO Shareholders if there is a material breach of any representation or warranty set forth in Article “5” of this Agreement or any covenant or agreement to be complied with or performed by GLDG, including, but not limited to, the covenants set forth in Article “7” of this Agreement, or the failure of a condition set forth in Paragraph “A” of Article “12” of this Agreement to be satisfied (and such condition is not waived in writing by COMBO) on or prior to the Closing Date, or the occurrence of any event which results in the failure of a condition set forth in Paragraph “A” of Article “12” of this Agreement to be satisfied on or prior to the Closing Date; provided however, that, the COMBO Shareholders may not terminate this Agreement by mutual written consent prior to the Closing Date if GLDG has not had an adequate opportunity to cure such failure pursuant to Article “17” of this Agreement.

17.

Effect of Termination.  If this Agreement is terminated pursuant to the provisions set forth in Article “15” of this Agreement, this Agreement shall become null and void and shall have no further effect.

18.

Cooperation; Notice; Cure.  Subject to compliance with applicable law, from the date of this Agreement until the Closing Date, each of the parties shall confer on a regular and frequent basis with one or more representatives of the other parties to report on the general status of ongoing operations.  COMBO or the COMBO Shareholders, as the case may be, shall promptly provide GLDG or its counsel with copies of any filings any of them made with any governmental entity in connection with this Agreement and the transactions contemplated hereby and thereby.  Each of the parties shall notify the others of, and will use all commercially reasonable efforts to cure before the Closing Date, any event, transaction or circumstance, as soon as practical after it becomes known to such party, that causes or will cause any covenant or agreement of the parties pursuant to this Agreement to be breached or that renders or will render untrue any representation or warranty of the parties contained in this Agreement.  Each of the parties shall also notify the others in writing of, and will use all commercially reasonable efforts to cure, before the Closing Date, any violation or breach, as soon as practical after it becomes known to such party, of any representation, warranty, covenant or agreement made by the parties.  No notice given pursuant to this paragraph shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein.

19.

Indemnification.

A. Indemnification by GLDG.   In order to induce COMBO and the COMBO Shareholders to enter into and perform this Agreement, GLDG does hereby indemnify, protect, defend and save and hold harmless COMBO and each of the COMBO Shareholders and each of their Agents (the "Indemnified Parties"), from and against any loss resulting to any of them from any material loss, liability, cost, damage, or expense which the Indemnified Parties may suffer, sustain or incur arising out of or due to a breach by GLDG of the representations, warranties and covenants set forth in Article “5” of this Agreement or in any documents delivered pursuant hereto or of a breach by GLDG of any of its obligations pursuant to this Agreement or in any documents delivered

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pursuant hereto.

B.

Indemnification by the COMBO Shareholders.  In order to induce GLDG to enter into and perform this Agreement, each of the COMBO Shareholders hereby jointly indemnifies, protects, defends and saves and holds harmless GLDG and each of its Agents (the "Indemnified Parties"), from and against any loss resulting to any of them from any material loss, liability, cost, damage, or expense which the Indemnified Parties may suffer, sustain or incur arising out of or due to a breach by COMBO or such COMBO Shareholder of the representations, warranties and covenants set forth in Article “4” or Article “6”  of this Agreement or in any documents delivered pursuant hereto or of a breach by COMBO or such COMBO Shareholder of any of his or its obligations pursuant to this Agreement or in any documents delivered pursuant hereto.

C. Reasonable Costs, Etc.  The indemnification, which is set forth in this Article “18” of this Agreement shall be deemed to include not only the specific liabilities or obligation with respect to which such indemnity is provided, but also all counsel fees, reasonable costs, expenses and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.

D. Third Party Claims.  If any demand, claim, action or cause of action, suit, proceeding or investigation (collectively, the “Claim”) is brought against an Indemnified Party for which the Indemnified Party intends to seek indemnity from the other party hereto (the "Indemnifying Party"), then the Indemnified Party within twenty-one (21) days after such Indemnified Party's receipt of the Claim, shall notify the Indemnifying Party pursuant to Paragraph “C” of Article “19” of this Agreement which notice shall contain a reasonably thorough description of the nature and amount of the Claim (the "Claim Notice").  The Indemnifying Party shall have the option to undertake, conduct and control the defense of such claim or demand.  Such option to undertake, conduct and control the defense of such claim or demand shall be exercised by notifying the Indemnified Party within ten (10) days after receipt of the Claim Notice pursuant to Paragraph “C” of Article “19” of this Agreement (such notice to control the defense is hereinafter referred to as the “Defense Notice”).  The failure of the Indemnified Party to notify the Indemnifying Party of the Claim shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have pursuant to this Article “18” of this Agreement except to the extent that such failure to notify the Indemnifying Party prejudices the Indemnifying Party.  The Indemnified Party shall use all reasonable efforts to assist the Indemnifying Party in the vigorous defense of the Claim.  All costs and expenses incurred by the Indemnified Party in defending the Claim shall be paid by the Indemnifying Party.  If, however, the Indemnified Party desires to participate in any such defense or settlement, it may do so at its sole cost and expense (it being understood that the Indemnifying Party shall be entitled to control the defense).  The Indemnified Party shall not settle the Claim.  If the Indemnifying Party does not elect to control the defense of the Claim, within the aforesaid ten (10) day period by proper notice pursuant to Paragraph “C” of Article “19” of this Agreement, then the Indemnified Party shall be entitled to undertake, conduct and control the defense of the Claim (a failure by the Indemnifying Party to send the Defense Notice to the Indemnified Party within the aforesaid ten (10) day period by proper notice pursuant to Paragraph “C” of Article “19” of this Agreement shall be deemed to be an election by the Indemnifying Party not to control the defense of the Claim); provided, however, that the Indemnifying Party shall be entitled, if it so desires, to participate therein (it being understood that in such circumstances, the Indemnified Party shall be entitled to control the defense).  Regardless of which party has undertaken to defend any claim, the Indemnifying Party may, without the prior written consent of the Indemnified Party, settle, compromise or offer to settle or compromise any such claim or demand; provided however, that if any settlement would result in the imposition of a consent order, injunction or decree which would restrict the future activity or conduct of the Indemnified Party, the consent of the Indemnified Party shall be a condition to any such settlement.  Notwithstanding the foregoing provisions of this Article “18” of this Agreement, as a condition to the Indemnifying Party either having the right to defend the Claim, or having control over settlement as indicated in this Article “18” of this Agreement, the Indemnifying Party shall execute an

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agreement, in the form annexed hereto and made a part hereof as Exhibit “T” (Article “18D”), acknowledging its liability for indemnification pursuant to this Article “18” of this Agreement.  Whether the Indemnifying Party shall control and assume the defense of the Claim or only participate in the defense or settlement of the Claim, the Indemnified Party shall give the Indemnifying Party and its counsel access, during normal business hours, to all relevant business records and other documents, and shall permit them to consult with its employees and counsel.

20.

Miscellaneous.

A. Headings.  Headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

B. Enforceability.  If any provision which is contained in this Agreement, should, for any reason, be held to be invalid or unenforceable in any respect under the laws of any State of the United States, such invalidity or unenforceability shall not affect any other provision of this Agreement and in this Agreement shall be construed as if such invalid or unenforceable provision had not been contained herein.

C. Notices.  Any notice or other communication required or permitted hereunder shall be sufficiently given if sent by (i) mail by (a) certified mail, postage prepaid, return receipt requested and (b) first class mail, (ii) overnight delivery with confirmation of delivery or (iii) facsimile transmission with an original mailed by first class mail, postage prepaid, addressed as follows:

If to COMBO:

Brad Koehler, CEO

8616 Xylon Ave N

Brooklyn Park, MN 55445

Tel:

Fax:

If to GLDG:

Robert Leyne Lee, CEO

2537 S. Gessner Rd., Suite 122

Houston, TX 77063

Tel: (713) 502-4230

Fax: (832) 941-0386

with a copy to:

James B. Parsons

Parsons/Burnett/Bjordahl/Hume, LLP

10655 NE 4th St., Suite 801

Bellevue, WA  98004

Tel: (425) 451-8036

Fax: (425) 451-8568

If to any of the COMBO Shareholders:  To the address set forth for said party on Exhibit “A”.

or in each case to such other address and facsimile number as shall have last been furnished by like notice.  If all of the methods of notice set forth in this Paragraph “C” of this Article “19” of this Agreement are impossible for any reason, notice shall be in writing and personally delivered to the aforesaid addresses.  Each notice or communication shall be deemed to have been given as of the date so mailed or delivered as the case may be; provided, however, that any notice sent by facsimile shall be deemed to have been given as of the date so sent if a

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copy thereof is also mailed by first class mail on the date sent by facsimile.  If the date of mailing is not the same as the date of sending by facsimile, then the date of mailing by first class mail shall be deemed to be the date upon which notice is given; provided further, however, that any notice sent by overnight delivery shall be deemed to have been given as of the date of delivery.

D. Governing Law; Disputes.  This Agreement shall in accordance with and construed, governed, applied and enforced under the internal laws of the State of Nevada without giving effect to the principles of conflicts of laws and be deemed to be an agreement entered into in the State of Nevada and made pursuant to the laws of the State of Nevada.  The parties agree that they shall be deemed to have agreed to binding arbitration with respect to the entire subject matter of any and all disputes, claims, or causes of action, in law or equity, arising from or relating to this Agreement including, but not limited to, the specific matters or disputes as to which arbitration has been expressly provided for by other provisions of this Agreement, will be resolved, to the fullest extent permitted by law, by final, binding and confidential arbitration pursuant to the Federal Arbitration Act in Reno, Nevada conducted by the Judicial Arbitration and Mediation Services/Endispute, Inc. (“JAMS”), or its successors, under the then current rules of JAMS; provided that the arbitrator shall: (a) have the authority to compel adequate discovery for the resolution of the dispute and to award such relief as would otherwise be permitted by law; and (b) issue a written arbitration decision including the arbitrator’s essential findings and conclusions and a statement of the award. Accordingly, the parties hereby waive any right to a jury trial. The arbitrator shall have the discretion to award attorney’s fees to the party the arbitrator determines is the prevailing party in the arbitration. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Nevada for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Agreement), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or based upon forum non conveniens for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. THE PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

The parties agree, further, that the prevailing party in any such arbitration as determined by the arbitrators shall be entitled to such costs and attorney's fees, if any, in connection with such arbitration as may be awarded by the arbitrators.  In connection with the arbitrators’ determination for the purpose of which party, if any, is the prevailing party, they shall take into account all of the factors and circumstances including, without limitation, the relief sought, and by whom, and the relief, if any, awarded, and to whom.  In addition, and notwithstanding the foregoing sentence, a party shall not be deemed to be the prevailing party in a claim seeking monetary damages, unless the amount of the arbitration award exceeds the amount offered in a legally binding writing by the other party by fifteen percent (15%) or more.  For example, if the party initiating arbitration (“A”) seeks an award of $100,000 plus costs and expenses, the other party (“B”) has offered A $50,000 in a legally binding written offer prior to the commencement of the arbitration proceeding, and the arbitration panel awards any amount less than $57,500 to A, the panel should determine that B has “prevailed”.

The arbitration panel shall have no power to award non-monetary or equitable relief of any sort.  It shall also have no power to award (i) damages inconsistent with any applicable agreement between the parties or (ii) punitive damages or any other damages not measured by the prevailing party’s actual damages; and the parties expressly waive their right to obtain such damages in arbitration or in any other forum.  In no event, even if any

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other portion of these provisions is held invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy which could not be made or imposed by a court deciding the matter in the same jurisdiction.

Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

All aspects of the arbitration shall be treated as confidential.  The parties and the arbitration panel may disclose the existence, content or results of the arbitration only as provided in the rules of the American Arbitration Association.  Before making any such disclosure, a party shall give written notice to all other parties and shall afford such parties a reasonable opportunity to protect their interest.

E. Expenses.  Each party to this Agreement shall bear and pay its own costs and expenses incurred in connection with the execution and delivery of this Agreement and the transactions set forth in this Agreement.

F. Construction.  Each of the parties hereto hereby further acknowledges and agrees that (i) each has been advised by counsel during the course of negotiations and (ii) each counsel has had significant input in the development of this Agreement and (iii) this Agreement shall not, therefore, be construed more strictly against any party responsible for its drafting regardless of any presumption or rule requiring construction against the party whose attorney drafted this Agreement. Whenever used herein, the singular number shall include the plural, the plural shall include the singular and the use of any gender shall be applicable to all genders.

G. Entire Agreement.  This Agreement and all documents and instruments referred to herein (a) constitute the entire agreement and shall supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof, and (b) are not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.  Each party hereto agrees that, except for the representations and warranties contained in this Agreement, none makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement or the transactions contemplated hereby, notwithstanding the delivery or disclosure to the other or the other's representatives of any documentation or other information with respect to any one or more of the foregoing.

H. Further Assurances.  The parties agree to execute any and all such other further instruments and documents, and to take any and all such further actions which are reasonably required to effectuate this Agreement and the intents and purposes hereof.

I. Binding Agreement.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, personal representatives, successors and assigns.

J. Non-Waiver.  Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition or provision hereof

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shall not be deemed a waiver of such breach or failure and (iii) no waiver by any party of one breach by another party shall be construed as a waiver of any other or subsequent breach.

K. Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

L. Facsimile Signatures.  Any signature which is delivered via facsimile shall be deemed to be an original and have the same force and effect as if such facsimile signature were the original thereof.

M. Modifications.  This Agreement may not be changed, modified, extended, terminated or discharged orally, except by a written agreement specifically referring to this Agreement which is signed by all of the parties to this Agreement.

N. Exhibits.  All Exhibits annexed or attached to this Agreement are incorporated into this Agreement by reference thereto and constitute an integral part of this Agreement.

O. Severability.  The provisions of this Agreement shall be deemed separable.  Therefore, if any part of this Agreement is rendered void, invalid or unenforceable, such rendering shall not affect the validity or enforceability of the remainder of this Agreement; provided, however, that if the part or parts which are void, invalid or unenforceable as aforesaid shall substantially impair the value of this whole Agreement to any party, that party may cancel and terminate this Agreement by giving written notice to the other party.

P.

 Best Efforts.  Subject to the terms and conditions herein provided, each party shall use its reasonable best efforts to perform or fulfill all conditions and obligations to be performed or fulfilled by it under this Agreement so that the transactions contemplated hereby shall be consummated as soon as practicable.  Each party also agrees that it shall use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective this Agreement and the transactions contemplated herein.

[Remainder of page intentionally left blank. Signature page follows.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written to be effective as provided above.

CORPAYCAR, LLC

By:

_____________________________

Name: Bradley Koehler

Title:  Chief Executive Officer

GOLDEN GLOBAL CORP.

By:

_____________________________

Name: Robert Leyne Lee

Title:   Chief Executive Officer

COMBO SHAREHOLDERS:

_________________________

Bradley Koehler

1,000 Units

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Exhibit List

Exhibit A

GLDG Shareholders Parties to this Agreement (Article “Heading”)

Exhibit B

COMBO Shareholders Parties to this Agreement (Article “Heading”)

Exhibit C

INTENTIONALLY OMITTED

Exhibit D

COMBO Certificate of Incorporation (Article “4Aii”)

Exhibit E

COMBO By-Laws (Article “4Aii”)

Exhibit F

COMBO Good Standing Certificate (Article “4Aii”)

Exhibit G

Resolution of Board of Directors of COMBO (Article “4B”)

Exhibit H

Unanimous Resolution of the COMBO Shareholders (Article “4B”)

Exhibit I

List of Shareholders of COMBO (Article “4C”)

Exhibit J

COMBO Disclosure Schedule (Article “4J”)

Exhibit K

GLDG Certificate of Incorporation (Article “5Aii”)

Exhibit L

GLDG By-Laws (Article “5Aii”)

Exhibit M

GLDG Good Standing Certificate (Article “5Aii”)

Exhibit N

GLDG Disclosure Schedule (Article “5B”)

Exhibit O

Resolution of Board of Directors of GLDG (Article “5C”)

Exhibit P

Resolution of Shareholders of GLDG (Article “5C”)

Exhibit Q

List of Shareholders of GLDG (Article “5D”)

Exhibit R

GLDG Certificate (Article “12Ai”)

Exhibit S

COMBO Certificate (Article “12Bi”)

Exhibit T

Indemnification Letter Agreement (Article “18D”)

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